UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2025

Global Net Lease, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-37390	45-2771978
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Fifth Avenue, 30th Floor
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (332) 265-2020

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	GNL	New York Stock Exchange
7.25% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	GNL PR A	New York Stock Exchange
6.875% Series B Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	GNL PR B	New York Stock Exchange
7.50% Series D Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	GNL PR D	New York Stock Exchange
7.375% Series E Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	GNL PR E	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Appointment

On March 7, 2025, the board of directors (the “Board”) of Global Net Lease, Inc. (the “Company”) expanded its size from nine to ten directors and elected, effective immediately, Mr. Leon C. Richardson to serve as a member of the Board until the Company’s 2025 annual meeting of stockholders and until his successor is duly elected and qualified. The Board has not determined committee appointments for Mr. Richardson at this time.

Mr. Richardson, 63, is currently the Founder, President and Chief Executive Officer of The Chemico Group, the largest minority-owned, veteran-owned chemical management and distribution company in the United States. The Chemico Group is a Tier 1 supplier to automotive original equipment manufacturers and has also made a name for itself in the aerospace, biopharmaceuticals, electronics and government sectors. Mr. Richardson is a passionate champion for Minority Business Enterprise development and has served as a NMSDC Board member for over 15 years, and serving as chair of its Minority Business Input Committee which oversees growth and expansion initiatives for approximately 1,200 minority-owned businesses for six of those years. Furthermore, Mr. Richardson co-chaired the CM Minority Supplier Council and in recognition of his efforts, received the GM African Ancestry Network’s Lifetime Achievement Award (2022), named Automotive News Notable Champion of Diversity (2021), the MMSDC MBE Luminary of the Year (2020), MMSDC’s President Award (2016) and MMSDC’s Diamond Award four times. He also received the Congressional Black Caucus Distinguished Corporate Citizens Award (2015), the NAACP Volunteer Award (2014) and the Rainbow PUSH Living Legend Award (2014), and was a recipient of the 2016 Results Mentoring Industry Award. Mr. Richardson is a strong advocate for investment in the community, serving as a board member for the Supplier Partnerships for the Environment, the Rainbow PUSH Coalition and the National Association for Black Suppliers. Mr. Richardson is a United States Marine Corps veteran and received a Business Management degree from the Detroit College of Business as well as completed executive management programs at the Tuck School of Business at Dartmouth College and the Ross School of Business at The University of Michigan. The Board believes that Mr. Richardson’s experience as an executive officer and director, as well as his other business experience, makes him well qualified to serve as a member of the Board.

The Board determined that Mr. Richardson is “independent” as defined under the listing standards of the New York Stock Exchange (“NYSE”) and the Company’s corporate governance guidelines.

There are no family relationships between Mr. Richardson and any director or executive officer of the Company, there are no arrangements or understandings between Mr. Richardson and any other persons or entities pursuant to which Mr. Richardson was appointed as a director of the Company, and there are no transactions involving Mr. Richardson, on the one hand, and the Company, on the other hand, that would require disclosure under Item 404(a) of Regulation S-K.

Effective upon appointment, Mr. Richardson became eligible to receive compensation in accordance with the non-employee director compensation guidelines which were filed as Exhibit 10.51 in the Company’s annual report on Form 10-K on February 27, 2025. In connection with Mr. Richardson’s election as a director of the Company, the Company intends to enter into an indemnification agreement with him in the same form as the indemnification agreements the Company has entered into with its other directors and officers. Under the indemnification agreement, Mr. Richardson will be indemnified by the Company to the maximum extent permitted by Maryland law for certain liabilities and will be advanced certain expenses that have been incurred as a result of actions brought, or threatened to be brought, against him as a director of the Company as a result of his service, subject to the limitations set forth in the indemnification agreement.

Item 7.01 Regulation FD Disclosure.

On March 12, 2025, the Company issued a press release announcing the appointment of Mr. Richardson to the Board. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information set forth in Item 7.01 of this Current Report on Form 8-K and in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information set forth in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

The statements in this Current Report on Form 8-K that are not historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that could cause the outcome to be materially different. The words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “expects,” “estimates,” “projects,” “potential,” “predicts,” “plans,” “intends,” “would,” “could,” “should” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are subject to a number of risks, uncertainties and other factors, many of which are outside of the Company’s control, which could cause actual results to differ materially from the results contemplated by the forward-looking statements. These risks and uncertainties include the risks that any potential future acquisition or disposition (including the proposed sale of the multi-tenant portfolio) by the Company is subject to market conditions, capital availability and timing considerations and may not be identified or completed on favorable terms, or at all. Some of the risks and uncertainties, although not all risks and uncertainties, that could cause the Company’s actual results to differ materially from those presented in its forward-looking statements are set forth in the “Risk Factors” and “Quantitative and Qualitative Disclosures About Market Risk” sections in the Company’s Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and all of its other filings with the U.S. Securities and Exchange Commission, as such risks, uncertainties and other important factors may be updated from time to time in the Company’s subsequent reports. Further, forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise any forward-looking statement to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
99.1	Press Release dated March 12, 2025
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL NET LEASE, INC.

Date: March 12, 2025	By:	/s/ Edward M. Weil, Jr.
	Name:	Edward M. Weil, Jr.
	Title:	Chief Executive Officer and President (Principal Executive Officer)